State Farm Mutual Fund Trust Small/Mid Cap Equity Fund	Summary Prospectus May 1, 2010

Ticker: SFEIX (Institutional Shares)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/retail_prosp/iProspectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund” or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional
Management fees	0.80%
Distribution [and/or Service] (12b-1 fees) fees	0.00%
Other Expenses	0.45%
Acquired Fund Fees & Expenses	0.05%
Total Annual Fund Operating Expenses	1.30%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$132	$412	$713	$1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”), select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its segment of the Fund in a diversified portfolio of small and mid-capitalization stocks. Bridgeway defines “small and mid-capitalization stocks” as those stocks issued by companies smaller than the largest 500 companies traded in the U.S. as measured by market capitalization (stock market worth). Bridgeway selects stocks using its proprietary quantitative investment models which consider multiple factors.

Bridgeway invests in small and mid-capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

Bridgeway may invest up to 10% of its segment of the Fund’s assets in primarily common stocks of foreign companies.

Bridgeway may sell individual securities for several reasons including: price target of the security has been achieved,

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fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index.

The portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. In selecting common stock for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.

Rainier may invest up to 20% of its segment of the Fund’s assets in primarily common stocks and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 22.86%,

during the second quarter of 2003.

Worst quarter: -29.64%

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an

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investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small/Mid Cap Equity Fund	1-Year	5-Year	02/28/2002 to 12/31/2009
Return Before Taxes—Institutional	29.37%	-1.06%	1.36%
Return After Taxes on Distributions—Institutional	29.37%	-2.09%	0.68%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	19.09%	-0.99%	1.10%
Russell 2500 Index (reflects no deduction for fees, expenses, and taxes)	34.39%	1.58%	5.41%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Ranier.

Portfolio Managers

	Name	Title	Length of Service
Bridgeway	John Montgomery	President	16

	Elena Khoziaeva	Investment Team Member	10

	Michael Whipple	Investment Team Member	7

	Rasool Shaik	Investment Team Member	3

Rainier	Daniel M. Brewer	Senior Portfolio Manager	More than 5

	Mark W. Broughton	Senior Portfolio Manager	More than 5

	Mark H. Dawson	Senior Portfolio Manager	More than 5

	James R. Margard	Chief Investment Officer	More than 5

	Peter M. Musser	Senior Portfolio Manager	More than 5

	Andrea F. Durbin	Senior Portfolio Manager	More than 5

	Stacie L. Cowell	Senior Portfolio Manager	4

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250(per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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